Exhibit 10.3

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS

BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM

TO THE COMPANY IF PUBLICLY DISCLOSED

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Strictly Confidential

SUPPLEMENTARY AGREEMENT

FOR [***] DEVELOPMENTS

TO THE

MASTER AGREEMENT FOR RESEARCH SERVICES

DATED 1 JANUARY 2015

between

TRON-Translationale Onkologie

an der Universitätsmedizin

of Johannes Gutenberg – Universität Mainz gemeinnützige GmbH

Freiligrathstraße 12

D-55131 Mainz

hereinafter referred to as “TRON”

and

BioNTech AG

An der Goldgrube 12

D-55131 Mainz

hereinafter referred to as “BIONTECH”

as well as the following subsidiaries of BIONTECH:

BioNTech RNA Pharmaceuticals GmbH

An der Goldgrube 12

D-55131 Mainz

and

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BioNTech Diagnostics GmbH

An der Goldgrube 12

D-55131 Mainz

and

BioNTech Protein Therapeutics GmbH

An der Goldgrube 12

D-55131 Mainz

and

BioNTech Cell & Gene Therapies GmbH

An der Goldgrube 12

D-55131 Mainz

and

BioNTech Innovative Manufacturing Services GmbH

(formerly EUFETS GmbH)

Vollmersbachstraße 66

D-55743 Idar-Oberstein

and

JPT Peptide Technologies GmbH

Volmerstrasse 5

D-12489 Berlin

hereinafter jointly referred to as the “BIONTECH SUBSIDIARIES”

BIONTECH and the BIONTECH SUBSIDIARIES are hereinafter jointly referred to as the

“BIONTECHGROUP”

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PREAMBLE

A.

TRON and the companies of the BIONTECH GROUP concluded a master agreement for research services on 01 January 2015 (i.e. the “Rahmenvertrag für Forschungsleistungen”, hereinafter referred to as the “MASTER AGREEMENT”).

B.

On 15 September 2016, TRON and BIONTECH and BioNTech RNA Pharmaceuticals GmbH concluded a Confirmation of the Agreement for [***] (i.e. the “Bestätigung der Übereinkunft für [***]”, hereinafter referred to as the “[***] AGREEMENT”). The [***] AGREEMENT shall apply unchanged and remain in effect, except for section 8 thereof, which shall have no further effect upon the execution of this Supplementary Agreement.

C.

Effective as of [***], BIONTECH and BioNTech RNA Pharmaceuticals GmbH concluded an exclusive collaboration agreement for the development, production and marketing of [***] with [***] (hereinafter referred to as “[***] COOPERATION”). In the context of the [***] COOPERATION, BIONTECH and BioNTech RNA Pharmaceuticals GmbH intend to engage TRON to provide PROJEKTLEISTUNGEN (as defined in the MASTER AGREEMENT and hereinafter referred to as the “PROJECT SERVICES”) on the basis of the MASTER AGREEMENT, and TRON is willing to accept this engagement.

D.

With this Supplementary Agreement, the PARTEIEN (as defined in the MASTER AGREEMENT and hereinafter referred to as the “PARTIES”) intend a) to define certain areas of activity of TRON, in particular regarding [***] COOPERATION, as being contracted for generally under the MASTER AGREEMENT, and b) to conclude the transfer and licensing agreement, as provided in clause 8 of the [***] AGREEMENT.

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1.	Definition of Terms

1.1	Any terms in capital letters, which are not defined otherwise in this Supplementary Agreement, shall have the meaning assigned to them in the MASTER AGREEMENT.

2.	[***] COOPERATION FIELD and other PROJECTS

2.1

“[***] COOPERATION FIELD” within the meaning of this Supplementary Agreement means all activities performed for the purposes of the research or development of [***], including the development of formulations, biological principles, methods, processes, [***]. The [***] COOPERATION FIELD also includes any activities performed (i) pursuant to the licenses under the patents listed under Attachment 2.1 and related BioNTech Development Results (defined as “BioNTech-Entwicklungsergebnisse” under Section 1.3 of the LICENSE AGREEMENT) granted under section 3.6 of the LICENSE AGREEMENT, (ii) pursuant to the licenses granted under section 4(a) or 4(b) of the [***] AGREEMENT or section 4.1 or 4.2 of this Supplementary Agreement or (iii) otherwise using or incorporating the RESULTS (as defined by section 1.3 of the MASTER AGREEMENT and as amended by the [***] Agreement and this Supplementary Agreement), which includes the [***] DEVELOPMENT RESULTS (as defined by the [***] AGREEMENT), in each case, regardless of whether such activities are performed for the purposes of the research or development of [***].

2.2	Research and Development Activities

2.2.1

Without limiting the MASTER AGREEMENT or the [***] AGREEMENT, the PARTIES agree that, all research and development activities of TRON and/or its affiliated companies (minimum stake of 50 % held by TRON, hereinafter referred to as “TRON AFFILIATED COMPANIES”) performed in the [***] COOPERATION FIELD (but are not otherwise covered by the MASTER AGREEMENT as PROJECT SERVICES or by the [***] AGREEMENT as regards to the [***] DEVELOPMENT RESULTS) shall be deemed to be contracted for under the MASTER AGREEMENT and, thus, constitute PROJECT SERVICES under the MASTER AGREEMENT, regardless of whether the research and development activities are carried out (i) during the term of the term of this

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Supplementary Agreement or (ii) earlier at any time from 01.01.2015. As regards to the development and research activities of the TRON AFFILIATED COMPANIES, sentence 1 of this Section 2.2.1 shall only apply insofar as the TRON AFFILIATED COMPANIES perform such activities (i) pursuant to the licenses while the patents listed under Attachment 2.1 and related BioNTech Development Results (defined as “BioNTech-Entwicklungergebnisse” under Section 1.3 of the LICENSE AGREEMENT) granted under section 3.6 of the LICENSE AGREEMENT, (ii) pursuant to the licenses granted under section 4(a) or 4(b) of the [***] AGREEMENT or section 4.1 or 4.2 of this Supplementary Agreement or (iii) otherwise using or incorporating the RESULTS (as defined by section 1.3 of the MASTER AGREEMENT and as amended by the [***] Agreement and this Supplementary Agreement), which includes the [***] DEVELOPMENT RESULTS (as defined by the [***] AGREEMENT).

For the purposes of this Supplementary Agreement, “TRON ACTIVITIES” shall mean all research and development activities of TRON and/or TRON AFFILIATES COMPANIES performed in the [***] COOPERATION FIELD that are (i) contracted for under the MASTER AGREEMENT as PROJECT SERVICES (e.g, such activity was performed as part of an individual order pursuant to section 2.1 or as part of the overall project plan pursuant to section 2.2 of the MASTER AGREEMENT) or (ii) otherwise deemed contracted for under the MASTER AGREEMENT as PROJECT SERVICES pursuant to this section 2.2.1.

2.2.2

Therefore, all results (including any and all intellectual property rights, including, without limitation, patents, copyrights or trade secrets) generated by TRON or TRON AFFILIATED COMPANIES from the TRON ACTIVITIES during the term of this Supplementary Agreement alone or jointly with one or more PARTIES or third parties as permitted under this Supplementary Agreement shall constitute ERGEBNISSE (hereinafter referred to as “RESULTS”) for all purposes of the MASTER AGREEMENT and this Supplementary Agreement, and TRON will immediately inform BIONTECH of such RESULTS. TRON herewith transfers all associated rights in accordance with section 4.2 of the MASTER AGREEMENT to BioNTech RNA Pharmaceuticals GmbH; provided, however:

(a) insofar as the rights to such RESULTS cannot be transferred in accordance with section 4.2 of the MASTER AGREEMENT pursuant to applicable laws, TRON herewith grants BioNTech RNA Pharmaceuticals GmbH an exclusive, perpetual, irrevocable and transferable license under these RESULTS (including any and all intellectual property rights), with the right to grant sub-licenses; and

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(b) insofar as the rights to such RESULTS were generated by one or more third parties in collaboration with TRON or TRON AFFILIATED COMPANIES as permitted under this Supplementary Agreement, TRON herewith grants to BioNTech RNA Pharmaceuticals GmbH a non-exclusive, royalty-free, fully paid, perpetual, irrevocable, and transferable license under any such results (including any and all intellectual property rights), with the right to grant sub-licenses in lieu of transferring such results in accordance with section 4.2 of the MASTER AGREEMENT.

TRON shall ensure that TRON is also entitled to transfer any rights, or grant any licenses, as applicable, to results and improvements (including any and all intellectual property rights) of the TRON AFFILIATED COMPANIES to BioNTech RNA Pharmaceuticals GmbH pursuant to this Supplementary Agreement. TRON confirms that, to its knowledge, such RESULTS generated as of the effective date of this Supplementary Agreement do not comprise results to which THIRD PARTIES have any rights (including industrial property rights and copyrights).

2.2.3

Without prejudice to the above, the PARTIES agree, where possible with respect to TRON ACTIVITIES that were not contracted for under the MASTER AGREEMENT as PROJECT SERVICES, to also conclude individual orders pursuant to section 2.1 of the MASTER AGREEMENT to cover such TRON ACTIVITIES or to define such TRON ACTIVITIES as being included in the overall project plan pursuant to section 2.2 of the MASTER AGREEMENT.

2.3

In deviation from section 2.5 of the MASTER AGREEMENT, the consent to the engagement of UNIVERSITÄTSMEDIZIN (hereinafter referred to as “UNIVERSITY MEDICINE”) or the UNIVERSITÄT MAINZ (hereinafter referred to as “UNIVERSITY MAINZ”) as a subcontractor shall not be deemed to be given for any individual orders pursuant to section 2.1 of the MASTER AGREEMENT for any PROJECT SERVICES within the [***] COOPERATION FIELD, which means that TRON, in the [***] COOPERATION FIELD, always has to obtain the prior written consent of the relevant company of the BIONTECH GROUP in order to engage a third party (other than any TRON AFFILIATED COMPANY as permitted under Section 6) as a subcontractor.

2.4	With respect to research and development activities of TRON and/or TRON AFFILIATES COMPANIES performed outside the [***] COOPERATION

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FIELD that are contracted for under the MASTER AGREEMENT as PROJECT SERVICES, the terms and conditions of the MASTER AGREEMENT shall continue to apply unchanged.

3.	Remuneration

3.1

The provisions of the MASTER AGREEMENT shall continue to apply to the ordering of any PROJECTS and billing of the PROJECT SERVICES. The provisions of the MASTER AGREEMENT regarding the remuneration for PROJECT SERVICES shall also apply to TRON ACTIVITIES (except for those TRON ACTIVITIES performed in collaboration with one or more third parties) for which the PARTIES have not concluded individual orders pursuant to section 2.1 of the MASTER AGREEMENT or defined as being included in the overall project plan pursuant to section 2.2 of the MASTER AGREEMENT. However, as compensation for the rights of use granted in accordance with section 4 of this Supplementary Agreement, the PARTIES agree that TRON shall pay BIONTECH a sales-based remuneration in the amount as owed by BIONTECH to TRON in accordance with section 5.5 of the MASTER AGREEMENT. The relevant provisions of the MASTER AGREEMENT, in particular sections 5.5, 5.7 and 5.8, shall apply, mutatis mutandis, to billing, documentation and payment.

3.2

The PARTIES will agree upon an overall estimated order volume per CALENDAR YEAR for TRON ACTIVITIES (except for those TRON ACTIVITIES performed in collaboration with one or more third parties) to be contracted for under the MASTER AGREEMENT as PROJECT SERVICES. If the overall actual volume of such TRON ACTIVITIES performed for a CALENDAR YEAR exceeds the overall order volume for such CALENDAR YEAR, the PARTIES shall take all efforts to agree upon any deviating remuneration regulations in respect of section 3.1, sentence 2, of this Supplementary Agreement.

4.	TRON’s rights of use

4.1

In deviation from section 4.1 of the MASTER AGREEMENT, the companies of the BIONTECH GROUP shall grant TRON and TRON AFFILIATED COMPANIES a non-exclusive, non-transferable, non-sublicensable, cost-free, perpetual (except to the TRON AFFILIATED COMPANIES only as long as they are affiliated with TRON) and in evocable license: (a) to use the RESULTS solely

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for internal non-commercial research conducted by and within TRON and/or TRON AFFILIATED COMPANIES; and (b) to the extent the RESULTS (i) have been specified in the Attachment 4.1 as attached to this Supplementary Agreement or (ii) have been otherwise mutually agreed upon by TRON and BIONTECH to be included in Attachment 4.1 to this Supplementary Agreement by amendment to Attachment 4.1 or as otherwise agreed in writing, to use such RESULTS in collaboration with academic and nonprofit institutions, and to disclose (under an appropriate obligation to confidentiality) such RESULTS (but not any source code, unless otherwise agreed) to such academic and nonprofit institutions, solely for use by such academic and nonprofit institutions in non-commercial research . TRON is aware that BIONTECH has duties to obtain agreement from third party collaborators, such as [***] or [***], regarding the use or disclosure of such results.

For the avoidance of doubt, TRON and TRON AFFILIATED COMPANIES shall not be restricted to use and disclose the supporting [***] as specified in Attachment 4.1 and any other RESULTS to the extent that such [***] and/or RESULTS have been published or otherwise enter the public domain through no fault of TRON or TRON AFFILIATES COMPANIES in breach of its duty of secrecy in accordance with the MASTER AGREEMENT or through no fault of TRON or TRON AFFILIATES COMPANIES in breach of its duty to obtain agreement to use or disclose RESULTS. TRON is aware that BIONTECH has duties to obtain agreement from third party collaborators, such as [***] or [***], regarding the use or disclosure of such results. For clarity, the use of any supporting [***] or any other RESULTS in a clinical trial or otherwise for the diagnosis or treatment of patients, in each case without publicly disclosing such [***] or RESULTS, shall not constitute such RESULTS entering the public domain for the purposes of the MASTER AGREEMENT and this Supplementary Agreement.

For the further avoidance of doubt: section 2.2 of this Supplementary Agreement shall apply to the results generated using the licenses granted in this section 4.1 (whether generated by TRON or TRON AFFILIATED COMPANIES or by academic or nonprofit institutions in collaboration with TRON or TRON AFFILIATED COMPANIES). With the exception of the right to disclose the RESULTS under 4.1 (b) to academic or nonprofit institutions in the scope of the license under section 4.1 (b), the duty of secrecy regarding the RESULTS m accordance with the MASTER AGREEMENT shall not be affected.

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4.2

Further, in deviation from section 4.1 of the MASTER AGREEMENT, the companies of the BIONTECH GROUP grant TRON and TRON AFFILIATED COMPANIES a non-exclusive, non-transferable, non-sublicensable, cost-free, perpetual (except to the TRON AFFILIATED COMPANIES only as long as they are affiliated with TRON) and irrevocable license under the supporting [***] as specified in Attachment 4.1 and any other RESULTS for the research, development and performance of diagnostic services, to the extent that these diagnostic services are provided solely to direct patient customers and medical care centers solely for the clinical care of patients, but not to any other entities, including drug manufacturers or manufacturers of medical devices and research-based pharmaceutical companies. For the avoidance of doubt, these diagnostic services shall not include the provision of any analysis or results related to [***]. Section 2.2 of this Supplementary Agreement shall apply to the results generated by TRON or TRON AFFILIATED COMPANIES using the license granted in this section 4.2.

4.3

TRON will notify BIONTECH immediately, once TRON or a TRON AFFILIATED COMPANY commences to offer diagnostic services. For the avoidance of doubt: The regulations regarding confidential treatment, scientific publications, presentations and lectures set forth in section 7 of the [***] AGREEMENT shall apply, mutatis mutandis, to the RESULTS.

5.	Rights to improvements to [***] DEVELOPMENT RESULTS as well as post-contractual rights

5.1

The PARTIES hereby agree that, from [***] October 18, 2016, through the term of this Supplementary Agreement, with respect to all research and development activities of TRON and/or TRON AFFILIATES COMPANIES outside the [***] COOPERATION FIELD (i) that are not contracted for under the MASTER AGREEMENT as PROJECT SERVICES and (ii) that generate improvements to [***] Entwicklungsergebnisse (as defined in the [***] AGREEMENT and hereinafter referred to as “[***] DEVELOPMENT RESULTS”) or results that are otherwise necessary or useful for the research or development of [***], which are developed solely or jointly by TRON or TRON AFFILIATED COMPANIES, TRON herewith grants BioNTech RNA Pharmaceuticals GmbH an exclusive perpetual, irrevocable, transferable license, with the right to grant sub-licenses, under such improvements or results for the purposes of the research, development, manufacture or

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commercialization of [***]; provided, however insofar as the rights to such improvement or results were generated by TRON and/or TRON AFFILIATED COMPANIES in collaboration with one or more third parties, such license shall be subject to any rights of such third parties.

Accordingly, a separate transfer or licensing agreement, as stipulated in section 8 of the [***] AGREEMENT, is not necessary for improvements to the [***] DEVELOPMENT RESULTS that are generated prior to the end of the term of this Supplementary Agreement to the MASTER AGREEMENT. Section 8 of the [***] AGREEMENT is therefore deleted in its entirety by this Supplementary Agreement.

5.2

During the term and for a period of three (3) years after the expiry or termination of this Supplementary Agreement, TRON undertakes not to perform any research or development activities in the [***] COOPERATION FIELD in collaboration with commercial third parties nor to grant licenses for, or otherwise provide, results or technologies of TRON or TRON AFFILIATED COMPANIES for the use in this area to such third parties. TRON shall also ensure that TRON AFFILIATED COMPANIES will, except as permitted by the licenses granted in sec. 4, not enter into such collaboration agreements or grant any licenses or services. During the term of this Supplementary Agreement, in the event TRON undertakes to perform any research or development activities in the [***] COOPERATION FIELD in collaboration with third parties other than commercial third parties as permitted under section 4, TRON and BIONTECH will, subject to any confidentiality obligations towards the relevant third parties, inform each other about industrial property rights or copyrights of third parties which they m-e aware of or which become known to them and which might be violated by the use of the RESULTS.

5.3

With respect to all results generated by TRON or TRON AFFILIATED COMPANIES within four (4) years from the expiry or termination of this Supplementary Agreement (a) from the performance of activities in the [***] COOPERATION FIELD or (b) that are improvements to [***] DEVELOPMENT RESULTS or are otherwise necessary or useful for the research or development of [***], in each case, that are not otherwise contracted for under the MASTER AGREEMENT as PROJECT SERVICES, TRON herewith grants BioNTech RNA Pharmaceuticals GmbH a non-exclusive, royalty-free, fully paid-up, perpetual, irrevocable, transferable license, with the right to grant sub-licenses, under such results for the purposes of the research, development, manufacture or

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commercialization of [***]; provided, however that to the extent improvements to [***] DEVELOPMENT RESULTS have been generated by TRON and/or any TRON AFFILIATED COMPANY in collaboration with one or more third parties outside the [***] COOPERATION FIELD, the aforementioned license grant by TRON to BioNTech RNA Pharmaceuticals GmbH shall be subject to any rights of third parties. As regards to the results from the development and research activities of TRON AFFILIATED COMPANIES, this shall only apply insofar as the relevant TRON AFFILIATED COMPANY perform such activities (i) pursuant to the licenses under the patents listed under Attachment 2.1 and related BioNTech Development Results (defined as “BioNTech – Entwicklungsergebnisse” under Section 1.3 of the LICENSE AGREEMENT) granted under section 3.6 of the LICENSE AGREEMENT, (ii) pursuant to the licenses granted under section 4(a) or 4(b) of the [***] AGREEMENT or section 4.1 or 4.2 of this Supplementary Agreement or (iii) otherwise using or incorporating the RESULTS (as defined by section 1.3 of the MASTER AGREEMENT and as amended by the [***] Agreement and this Supplementary Agreement), which includes the [***] DEVELOPMENT RESULTS (as defined by the [***] AGREEMENT).

5.4

Except in the case of results specified in section 5.3 generated by academic or nonprofit institutions in collaboration with TRON or TRON AFFILIATE D COMPANIES using the licenses granted in section 4.1 (in which case only section 5.3 shall apply), TRON will in addition to section 5.3 negotiate in good faith to transfer the results, or exclusively license the results, specified in section 5.3 to BioNTech RNA Pharmaceuticals GmbH at reasonable terms and conditions, which take reasonable account of the contributions made by the PARTIES in developing such results. BioNTech RNA Pharmaceuticals GmbH may accept this offer for each result by a written declaration to be provided within 60 (sixty) days from a written notice of the relevant result. Provided that BioNTech RNA Pharmaceuticals GmbH accepts the transfer or the exclusive right of use, the royalty obligations specified in the MASTER AGREEMENT shall apply to the payment obligations of BioNTech RNA Pharmaceuticals GmbH vis-a-vis TRON. TRON’s rights of use pursuant to section 4 of this Supplementary Agreement shall also apply to any results transferred or licensed in this manner. The aforementioned obligation to offer is restricted to results that are generated within four (4) years from the expiry or termination of this Supplementary Agreement.

6.	Development of [***] with [***]

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In the context of the performance of PROJECT SERVICES for the companies of the BIONTECH GROUP in the [***] COOPERATION FIELD that contain the development and validation of [***] and have now entered the design input phase, such design input phase as defined in SOP 081-009 or any amended or successor version, TRON shall not, without the prior written consent of BIONTECH, use any [***] or other materials in a form or manner which creates, or purports to create, obligations (a) for a licensee to license its own intellectual property rights, including patents, to any third parties or (b) that a licensee’s [***] or other materials must: (i) be disclosed or distributed in [***] form; (ii) be licensed for the purpose of making derivative works; or (iii) be redistributable at no charge (hereinafter referred to as “[***]”). Prior to using any [***] in the performance of PROJECT SERVICES that contain the development and validation of [***] and have now entered the design input phase, such design input phase as defined in SOP [***] or any amended or successor version, TRON will allow BIONTECH to review in advance the conditions of use of [***] that TRON intends to use and TRON will not use any such [***] until BIONTECH has approved the use of such [***]. In any case, regarding the use by TRON of [***] approved by BIONTECH in the performance of PROJECT SERVICES that contain the development and validation of [***] and have now entered the design input phase, such design input phase as defined in SOP [***] or any amended or successor version, TRON will set up standard work instructions, to be proposed and ultimately approved by BIONTECH, which shall ensure, as far as possible, functional and formal independence of one’s own developments vis-a-vis the [***] parts of [***] (e.g. by specifying that [***]) and which shall include standard work instructions that are substantially similar to SOP [***] or any amended or successor version. If TRON wants to engage TRON AFFILIATED COMPANIES as a subcontractor for the performance of PROJECT SERVICES, this is only permitted if (i) TRON has notified in writing BioNTech of such TRON AFFILIATED COMPANIES and (ii) such TRON AFFILIATED COMPANIES have also implemented such work instructions beforehand. In no event may TRON engage third parties (other than TRON AFFILIATED COMPANIES as permitted above) for the performance of PROJECT SERVICES without the prior written consent of BIONTECH.

7.	TNBC-MERIT Study

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On 01 December 2013, BIONTECH and TRON concluded a “service agreement for bioinformatic identification of mutations in human tissue samples as part of GAPVAC and TNBC-MERIT”. BIONTECH and TRON hereby clarify that the services conducted by TRON for the clinical study “TNBC-MERIT” under such service agreement shall, as of 18 October 2016, be provided in the context of the [***] and BIONTECH and TRON agree that the provisions of the MASTER AGREEMENT, as supplemented by the [***] AGREEMENT and this Supplementary Agreement, shall apply in respect of the results generated by TRON in providing the services for the clinic al study “TNBC-MERIT”.

8.	Term of this Supplementary Agreement

8.1

This Supplementary Agreement shall be effective and in force (as a supplement to the MASTER AGREEMENT) for a fixed term from 01.01.2017 to 31.12.2019 in deviation from section 8.1 of the MASTER AGREEMENT, provided that BioNTech may terminate this Supplementary Agreement after 30.06.2018 upon six (6) months’ prior written notice. If this Supplementary Agreement has not terminated before the expiration of the fixed term of this Supplementary Agreement, the PARTIES will agree upon a potential extension and the relevant terms and conditions in good time prior to the expiry of this Supplementary Agreement. If, in the event of an earlier termination of this Supplementary Agreement, TRON incurs any costs for the reduction of structures/personnel or any remaining costs that cannot be reduced in the short term, BIONTECH will pay 50% of these costs, whereby the cost share will not amount to more than €217,000 (in words: two-hundred seventeen thousand euro). Sentence 1 and sentence 3 of Section 3.1, 4.1, 4.2, 4.3, 5.2, 5.3, 5.4, 7, 8.2, 8.3, and 8.4 shall survive the expiration or earlier termination of this Supplementary Agreement in accordance with the terms set forth therein. In addition, Section 6 shall survive any expiration (but not earlier termination) of this Supplementary Agreement in accordance with the terms set forth therein.

8.2	Section 8.2, sentence 2, of the MASTER AGREEMENT continues to apply to the termination of individual PROJECTS.

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8.3	In deviation from section 8.5 of the MASTER AGREEMENT, the termination of the MASTER AGREEMENT by BIONTECH pursuant to section 8.1 above shall apply to all companies of the BIONTECH GROUP.

8.4	Section 8.3, 8.4 and 8.6 of the MASTER AGREEMENT shall not be affected.

9.	Final Provisions

This Supplementary Agreement is an integral part of the MASTER AGREEMENT. To the extent of any conflicts with the MASTER AGREEMENT or the [***] AGREEMENT, this Supplementary Agreement shall take precedence. Unless otherwise set forth in this Supplementary Agreement, the provisions of the MASTER AGREEMENT and the [***] AGREEMENT continue to apply unchanged. The MASTER AGREEMENT, supplemented by this Supplementary Agreement and the [***] AGREEMENT, is the contractual basis of the [***]-related collaboration between the companies of the BIONTECH GROUP and TRON, unless TRON and the companies of the BIONTECH GROUP agree explicitly and in writing upon deviating general terms in the individual case. The written individual orders concluded previously on the basis of the MASTER AGREEMENT continue to exist unchanged.

- Signature pages below -

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BIONTECH AG

By:	[***]

Name:	[***]

Title:	[***]

BioNTech RNA Pharmaceuticals GmbH

By:	[***]

Name:	[***]

Title:	[***]

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BioNTech Diagnostics GmbH

By:	[***]

Name:	[***]

Title:	[***]

BioNTech Protein Therapeutics GmbH

By:	[***]

Name:	[***]

Title:	[***]

BioNTech Cell & Gene Therapies GmbH

By:	[***]

Name:	[***]

Title:	[***]

BioNTech Innovative Manufacturing Services GmbH

By:	[***]

Name:	[***]

Title:	[***]

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JPT Peptide Technologies GmbH

By:	[***]

Name:	[***]

Title:	[***]

TRON-Translationale Onkologie an der Universitätsmedizin der Johannes Gutenberg – Universität Mainz gemeinnützige

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

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Attachment 2.1

BioNTech Reference No.	Internat. Application No.
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Including any patents and patent applications derived from the foregoing patent applications in any country in the world, including any continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexaminations, renewals or extension (including supplemental protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all non-United States counterparts of any of the foregoing.

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Attachment 4.1

Initial schedule of RESULTS under section 4.1 (b) (i)

[***]:

The specified RESULTS include any [***] updates or upgrades to the supporting [***] listed in the table above and those can be used and disclosed as incorporated in the [***] by TRON and TRON AFFILIATED COMPANIES in accordance with section 4.1 (b) of the Supplementary Agreement, except for any such updates or upgrades that are improvements that impact, as reasonably determined by BioNTech after discussions with TRON, [***] or [***] or any such updates or upgrades that use, incorporate or otherwise are based upon CONFIDENTIAL INFORMATION of BIONTECH (which may include confidential information from any third party collaborator of BIONTECH, such as [***]) (unless otherwise stated in section 4.1 or otherwise mutually agreed in accordance with section 4.1 (b) (ii) of the Supplementary Agreement).